Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Paramount Acquisition Corp. (the “Company”) on Form 10-Q for the period ending June 30, 2007 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, J. Jay Lobell, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.             The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ J. Jay Lobell	Dated: August 14, 2007
J. Jay Lobell
Chief Executive Officer and Secretary
(Principal Executive and Financial and Accounting Officer)